UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2006

TIME AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-10320	13-3465289
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8840 East Chaparral, Suite 100
Scottsdale, Arizona, 85250
 (Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (480) 296-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On August 10, 2006, Time America, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2006.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01               Financial Statements and Exhibits

(d)                                  Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME AMERICA, INC.

Date: August 10, 2006	By:	/s/ Craig J. Smith
	Name:	Craig J. Smith
	Title:	CFO